                                                                                                            Exhibit 99(i)
                                                     MERRILL LYNCH & CO., INC.
                                             PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                             For the Three Months Ended              Percent Inc/(Dec)(1)
                                                      -----------------------------------------     ---------------------
                                                      September 24,    June 25,   September 25,      3Q99 vs.    3Q99 vs.
(in millions, except per share amounts)                    1999          1999          1998            2Q99        3Q98
                                                      ------------ -------------  -------------     ---------   ---------

NET REVENUES
  Commissions                                            $ 1,440         $ 1,592        $ 1,449        (9.6)%       (0.7)%
  Principal transactions                                   1,059           1,064            279        (0.5)       279.6
  Investment banking                                         948             908            711         4.4         33.3
  Asset management and portfolio service fees              1,183           1,159          1,043         2.1         13.5
  Other                                                      117             175            151       (33.4)       (22.7)
                                                         -------         -------        -------
    Subtotal                                               4,747           4,898          3,633        (3.1)        30.7

  Interest and dividends                                   3,665           3,732          4,712        (1.8)       (22.2)
  Interest expense                                         3,144           3,190          4,496        (1.5)       (30.1)
                                                         -------         -------        -------
    Net interest profit                                      521             542            216        (3.8)       141.3

  TOTAL NET REVENUES                                       5,268           5,440          3,849        (3.2)        36.9
                                                         -------         -------        -------

NON-INTEREST EXPENSES
  Compensation and benefits                                2,746           2,729          2,009         0.6         36.7
  Communications and technology                              481             536            487       (10.3)        (1.3)
  Occupancy and related depreciation                         230             232            227        (0.9)         1.3
  Advertising and market development                         190             201            203        (5.6)        (6.4)
  Brokerage, clearing, and exchange fees                     170             170            186        (0.3)        (8.9)
  Professional fees                                          144             143            165           -        (12.9)
  Goodwill amortization                                       57              56             55         2.1          3.6
  Provision for costs related to staff reductions              -               -            430           -          N/M
  Other                                                      359             342            292         5.0         23.0
                                                         -------         -------        -------

  TOTAL NON-INTEREST EXPENSES                              4,377           4,409          4,054        (0.8)         7.9
                                                         -------         -------        -------

EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES             891           1,031           (205)      (13.5)         N/M

Income tax expense (benefit)                                 271             310            (75)      (12.6)         N/M

Dividends on preferred securities issued by subsidiaries      48              48             33         0.9         48.6
                                                         -------         -------        -------

NET EARNINGS (LOSS)                                      $   572         $   673        $  (163)      (15.0)         N/M
                                                         =======         =======        =======

Preferred stock dividends                                $    10         $     9        $    10           -            -
                                                         -------         -------        -------

NET EARNINGS (LOSS) APPLICABLE TO COMMON STOCKHOLDERS    $   562         $   664        $  (173)      (15.2)         N/M
                                                         =======         =======        =======

EARNINGS (LOSS) PER COMMON SHARE
  Basic                                                  $  1.52         $  1.80        $ (0.48)      (15.6)         N/M
  Diluted                                                   1.34            1.57          (0.48)      (14.6)         N/M

AVERAGE SHARES
  Basic                                                    370.3           368.3          357.6         0.6          3.6
  Diluted                                                  419.1           421.3          357.6        (0.5)        17.2

-------------------------------------------------------------------------------------------------------------------------
CASH BASIS (2)
  Net Earnings (Loss)                                    $   629         $   729        $  (108)      (13.7)         N/M
  Earnings (Loss) per Common Share - Basic                  1.67            1.95          (0.33)      (14.4)         N/M
  Earnings (Loss) per Common Share - Diluted                1.48            1.71          (0.33)      (13.5)         N/M
-------------------------------------------------------------------------------------------------------------------------

(1)   Percentages are based on actual numbers before rounding.
(2)   Cash basis excludes goodwill amortization.
Note: Certain prior period amounts have been restated to conform to the current period presentation.
N/M   Not meaningful.


                                                                                            Exhibit 99(i)

                                                MERRILL LYNCH & CO., INC.
                                        PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                              For the Nine Months Ended
                                                            ----------------------------
                                                            September 24,  September 25,       Percent
(in millions, except per share amounts)                          1999           1998        Inc / (Dec)(1)
                                                            ------------   -------------    --------------


NET REVENUES
  Commissions                                                   $ 4,599        $ 4,375            5.1 %
  Principal transactions                                          3,568          2,439           46.3
  Investment banking                                              2,489          2,440            2.0
  Asset management and portfolio service fees                     3,452          3,156            9.3
  Other                                                             424            368           15.4
                                                                -------        -------
    Subtotal                                                     14,532         12,778           13.7

  Interest and dividends                                         11,077         13,951          (20.6)
  Interest expense                                                9,635         13,263          (27.4)
                                                                -------        -------
    Net interest profit                                           1,442            688          109.7

  TOTAL NET REVENUES                                             15,974         13,466           18.6
                                                                -------        -------
NON-INTEREST EXPENSES
  Compensation and benefits                                       8,237          6,980           18.0
  Communications and technology                                   1,497          1,311           14.2
  Occupancy and related depreciation                                689            645            6.7
  Advertising and market development                                543            580           (6.3)
  Brokerage, clearing, and exchange fees                            494            509           (3.0)
  Professional fees                                                 404            459          (12.0)
  Goodwill amortization                                             170            166            2.5
  Provision for costs related to staff reductions                     -            430            N/M
  Other                                                           1,022            809           26.4
                                                                -------        -------
  TOTAL NON-INTEREST EXPENSES                                    13,056         11,889            9.8
                                                                -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                  2,918          1,577           85.0

Income tax expense                                                  918            595           54.4

Dividends on preferred securities issued by subsidiaries            146             82           76.7
                                                                -------        -------

NET EARNINGS                                                    $ 1,854        $   900          106.0
                                                                =======        =======

Preferred stock dividends                                       $    29        $    29              -
                                                                -------        -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                  $ 1,825        $   871          109.4
                                                                =======        =======

EARNINGS PER COMMON SHARE
  Basic                                                         $  4.97        $  2.46          102.0
  Diluted                                                          4.36           2.14          103.7

AVERAGE SHARES
  Basic                                                           367.6          354.1            3.8
  Diluted                                                         418.7          406.7            2.9

------------------------------------------------------------------------------------------------------
CASH BASIS (2)
  Net Earnings                                                  $ 2,024        $ 1,066           89.8
  Earnings per Common Share - Basic                                5.43           2.93           85.3
  Earnings per Common Share - Diluted                              4.77           2.55           87.1
------------------------------------------------------------------------------------------------------

(1)   Percentages are based on actual numbers before rounding.
(2)   Cash basis excludes goodwill amortization.
Note: Certain prior period amounts have been restated to conform to the current period presentation.
N/M   Not meaningful.


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